SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                        Date of Report: August 14, 2002


                              ASA INTERNATIONAL LTD
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                            O-14741                  02-0398205
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
  of Incorporation)                  File Number)              Identification
                                                                   Number)


10 Speen Street, Framingham, MA                                    01701
 ------------------------------------------------            ---------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, including Area Code:            508-626-2727


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

                                    FORM 8-K

                                August 14, 2002

ITEM                                                                     PAGE

Item 2.                  Acquisition or Disposition of Assets.             2

Item 7.                  Financial Statements and Exhibits.                2

Signature                                                                  3

Exhibits and Financial Statements                                        E-1

Item 2.   Acquisition or Disposition of Assets

On August 1, 2002, ASA International Ltd., a Delaware corporation ("ASA"), and CompuTrac, Inc., a Texas corporation ("CompuTrac"), completed the merger of CompuTrac into RainMaker Software, Inc., a wholly owned subsidiary of ASA, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"). Under the terms of the Merger Agreement, CompuTrac stock will be converted into a right to receive a pro rata share of 1,370,679 shares of ASA common stock and approximately $1,400,000 in cash, subject to certain conditions and adjustments. CompuTrac shareholders will receive .21 shares of ASA common stock and approximately $.21 in cash for each share of CompuTrac common stock held at the time of the merger. The merger follows the approval of the transaction by the shareholders of each company in July 2002. The acquisition price paid for CompuTrac by ASA was the result of arm's length negotiations between the two parties.

ASA acquired an office building and real property consisting of facilities located in Richardson, TX in the merger. The building contains approximately 20,000 square feet and has a parking area of approximately 50,000 square feet. CompuTrac used the office building as its place of business. ASA intends to continue use the office building for its business.


Item 7    Financial Statements and Exhibits

          (a) Financial Statements

         The audited financial statements of CompuTrac for the years ended January 31, 2002 and 2001, are included in the Registration Statement on Form S-4 (No. 333-87558), as amended, and related joint proxy statement/prospectus of the Registrant filed with the Securities and Exchange Commission (the "SEC") on June 14, 2002, ("S-4") and the unaudited financial statements of CompuTrac for the three months ended April 30, 2002, are included in CompuTrac's Quarterly Report on Form 10-Q filed with the SEC on June 30, 2002, (No. 001-09115) and are incorporated herein by reference ("CompuTrac 10-Q").

          (b) The pro forma financial information of the business acquired are provided herein on pages E-1 through E-7 following the signature page.

          (c) Exhibits

     Exhibit No.              Title
     -----------              -----
        10.1 Stock Repurchase Agreement dated August 1, 2002 by and between ASA International Ltd., Harry W. Margolis and Margolis family members.
        10.2 Employment Agreement dated August 1, 2002 between RainMaker Software, Inc., ASA International Ltd. and Harry W. Margolis.
        10.3    Non Competition Agreement dated August 1, 2002 by and between
                RainMaker Software, Inc. and Harry W. Margolis.
        10.4    Deed of Trust dated August 1, 2002 granted by RainMaker
                Software, Inc. to Dawn M. Douthit as Trustee.
        10.5    Certificate of Merger of CompuTrac, Inc. into RainMaker
                Software, Inc. dated August 1, 2002.
        10.6    Press Release dated August 5, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ASA INTERNATIONAL LTD.

                                   By: /s/TERRENCE C. MCCARTHY
                                       ------------------------------
                                       Terrence C. McCarthy,
                                       Vice President and Treasurer


Date:  August 14, 2002

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma combined condensed financial statements give effect to the proposed merger of ASA and CompuTrac using the purchase method of accounting, as required by Statement of Financial Accounting Standard No. 141, "Business Combinations." Under this method of accounting, ASA will allocate the purchase price to the fair value of assets acquired, including identified intangible assets and goodwill. The purchase price allocation is subject to revision when ASA obtains additional information regarding asset valuation. The unaudited pro forma combined condensed financial statements are based on the historical consolidated financial statements and the accompanying notes of ASA which are incorporated by reference in the S4, and the historical consolidated financial statements and the accompanying notes of CompuTrac which are included in the S-4, along with the unaudited financial statements of CompuTrac for the three months ended April 30, 2002 included in the CompuTrac 10-Q. The unaudited pro forma combined condensed balance sheet assumes the merger took place on March 31, 2002 and combines ASA's March 31, 2002 consolidated balance sheet with CompuTrac's April 30, 2002 consolidated balance sheet. The unaudited pro forma combined statements of operations assume that the merger took place as of January 1, 2001. ASA's unaudited consolidated statement of operations for the three months ended March 31, 2002, has been combined with CompuTrac's unaudited consolidated statement of operations for the three months ended April 30, 2002. ASA's audited statement of operations for the year ended December 31, 2001 has been combined with CompuTrac's audited statement of operations for the fiscal year ended January 31, 2002. The unaudited pro forma combined condensed statement of operations does not present the combination of like reporting periods.

         The use of different reporting period dates is necessary as each entity has different fiscal year ends. The pro forma reporting with respect to combining ASA's and CompuTrac's results with different fiscal year ends that are within 93 days is in accordance with Securities and Exchange Commission guidance. The periods combined for purposes of presenting the unaudited pro forma combined condensed statement of operations is not necessarily indicative of the periods expected to be combined after the date of the closing of the merger. Subsequent to the closing of the merger, the combined company will adopt ASA's current fiscal year end of December 31, and CompuTrac's results of operations will be included in ASA's statements of operations from the merger date forward. The unaudited pro forma combined condensed financial statements are based on the estimates and assumptions set forth in the notes to these statements. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information for illustrative purposes necessary to comply with the disclosure requirements of the Securities and Exchange Commission. The unaudited pro forma combined condensed financial statements do not purport to be indicative of the results of operations for future periods or the combined financial position or the results that actually would have been realized had the entities been a single entity during these periods. ASA and CompuTrac estimate that they will incur direct transaction costs of approximately $200,000 and $155,000, respectively, associated with the merger. Such costs of ASA will be included in the total purchase cost for accounting purposes and are considered in the pro forma adjustments. Such costs of CompuTrac will be charged to operations by CompuTrac in the fiscal quarter in which the merger is consummated. There can be no assurance that the combined company will not incur additional charges in subsequent quarters reflecting costs associated with the merger.

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                                AT MARCH 31, 2002

                                              ASA          CompuTrac
                                        March 31, 2002   April 30, 2002       Pro forma      Pro forma
                 ASSETS                  (As reported)   (As reported)       Adjustments     Combined
                                       ------------------------------------------------------------------

CURRENT ASSETS:

  Cash and cash equivalents               $ 4,212,904    $ 2,050,237 (a)    $(2,081,649)  $  4,181,492

  Marketable securities                        24,820        200,000 (a)       (200,000)        24,820
  Receivables-net                           1,853,121        400,743                         2,253,864
  Other current assets                        562,549         70,198                  -        632,747

                                       ------------------------------------------------------------------
TOTAL CURRENT ASSETS                        6,653,394      2,721,178         (2,281,649)     7,092,923

PROPERTY AND EQUIPMENT-NET                  4,469,202        842,632 (d)        444,868      5,111,677
                                                                     (k)       (645,025)

SOFTWARE -NET                               1,723,444      1,493,655 (k)       (748,307)     2,468,792

NOTES RECEIVABLE                            1,700,000              -                  -      1,700,000

OTHER ASSETS                                2,246,776        365,179 (f)        275,000      2,384,004
                                                                     (k)       (137,772)
                                                                     (e)       (365,179)
                                       ------------------------------------------------------------------
                 TOTAL                   $ 16,792,816    $ 5,422,644        $(3,458,064)  $ 18,757,396
                                       ==================================================================

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                                AT MARCH 31, 2002

                       LIABILITIES & SHAREHOLDERS EQUITY

CURRENT LIABILITIES:

  Notes payable-related party                          $          -    $ 423,924 (b)    $ (423,924) $          -
  Accrued expenses                                        1,730,819      217,121 (j)       200,000     2,121,940
                                                                                 (c)       (26,000)
  Taxes-payable and deferred                                      -            -                 -             -
  Deferred revenue & customer deposits                      445,331       30,678                 -       476,009
  Accounts payable                                          340,083        7,625                 -       347,708
  Other current liabilities                                 364,763            -                 -       364,763
                                                     ------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                 2,880,996      679,348          (249,924)    3,310,420

DEFERRED TAXES                                              709,000            -                 -       709,000

LONG-TERM DEBT                                            3,704,039            -                 -     3,704,039

COMMON STOCK SUBJECT TO REPURCHASE                                -            - (h)       598,644       598,644

SHAREHOLDERS' EQUITY
Preferred stock
Common stock                                                 45,109       71,884 (g)       (71,884)       58,816
                                                                                 (i)        13,707
Additional paid-in capital                                7,931,501    8,415,506 (g)    (8,415,506)    8,854,306
                                                                                 (i)       922,805
Retained earnings (deficit)                               4,944,707   (2,493,172)(g)     2,493,172     4,944,707
Unrealized gain/(loss) on marketable securities              (4,080)           -                 -        (4,080)
                                                     ------------------------------------------------------------
                                                         12,917,237    5,994,218        (5,057,706)   13,853,749
Less: Treasury stock                                      3,418,456    1,250,922 (g)    (1,250,922)    3,418,456
                                                     ------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                9,498,781    4,743,296        (3,806,784)   10,435,293

                                                     ------------------------------------------------------------
                       TOTAL                           $ 16,792,816  $ 5,422,644      $ (3,458,064) $ 18,757,396
                                                     ============================================================

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                ASA           CompuTrac
                                                            Year ended        Year ended         Pro forma      Pro forma
REVENUES:                                                   Dec 30, 2001     Jan 31,2002        Adjustments      Combined
                                                           (As reported)    (As reported)
                                                         ------------------------------------------------------------------

SERVICES                                                    $ 10,139,008    $ 3,399,506                       $ 13,538,514
PRODUCT LICENSES                                               3,395,016        125,087                          3,520,103
COMPUTER & ADD-ON HARDWARE                                     1,210,946        172,809                          1,383,755
                                                         ------------------------------------------------------------------

NET REVENUE                                                   14,744,970      3,697,402                   0     18,442,372
                                                         ------------------------------------------------------------------

COST OF REVENUE:

SERVICES                                                       5,332,616      1,220,614 (l)           6,713      6,559,943
PRODUCT LICENSES                                               3,045,072        802,010 (l)           4,476      3,636,288
                                                                                        (m)        (215,270)
COMPUTER & ADD-ON HARDWARE                                       944,250         75,826                          1,020,076
                                                         ------------------------------------------------------------------

TOTAL COST OF REVENUE                                          9,321,938      2,098,450            (204,081)    11,216,307
                                                         ------------------------------------------------------------------

EXPENSES:

MARKETING & SALES                                              3,071,138        204,375 (l)           1,120      3,276,633
GENERAL & ADMINISTRATIVE                                       3,282,407      1,307,051 (l)        (190,281)     4,451,132
                                                                                        (n)          51,955
                                                         ------------------------------------------------------------------

TOTAL EXPENSES:                                                6,353,545      1,511,426            (137,206)     7,727,765
                                                         ------------------------------------------------------------------

EARNINGS (LOSS) FROM OPERATIONS                                 (930,513)        87,526             341,287       (501,700)
                                                         ------------------------------------------------------------------

Interest Expense                                                (337,361)       (36,813)(o)          36,813       (337,361)

Interest Income                                                  605,910        103,159 (o)        (103,159)       605,910

Other Income/(Expense)                                           213,250                                           213,250

                                                         ------------------------------------------------------------------

Earnings(Loss) Before Taxes on Income                           (448,714)       153,872             274,941        (19,901)
                                                         ------------------------------------------------------------------

Income Taxes                                                    (140,000)               (p)         132,000         (8,000)
                                                         ------------------------------------------------------------------
NET EARNINGS(LOSS)                                          $   (308,714)   $   153,872         $   142,941   $    (11,901)
                                                         ==================================================================

NET INCOME (LOSS) PER SHARE                      Basic      $      (0.10)                                     $    (0.0027)
                                                ---------==================================================================
NET INCOME (LOSS) PER SHARE                     Diluted     $      (0.10)                                        $ (0.0027)
                                                ---------==================================================================
Basic Weighted Ave Shares                        Basic         2,982,397                (q)       1,370,679      4,353,076
                                                ---------==================================================================
Dilutive Weighted Ave Shares                    Diluted        2,982,397                (q)       1,370,679      4,353,076
                                                ---------==================================================================

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
                                AT MARCH 21, 2002

                                                               ASA           CompuTrac
                                                          Quarter ended    Quarter ended
                                                          March 31, 2002   April 30, 2002       Pro forma    Pro forma
REVENUES:                                                 (As reported)    (As reported)       Adjustments    Combined
                                                      -----------------------------------------------------------------

SERVICES                                                   $ 2,415,833      $ 781,751                      $ 3,197,584
PRODUCT LICENSES                                               719,836        142,240                          862,076
COMPUTER & ADD-ON HARDWARE                                     319,245         58,104                          377,349
                                                      -----------------------------------------------------------------

NET REVENUE                                                  3,454,914        982,095                        4,437,009
                                                      -----------------------------------------------------------------

COST OF REVENUE:

SERVICES                                                     1,176,329        250,592 (l)           3,185    1,430,106
PRODUCT LICENSES                                               594,477        199,371 (l)           2,123      763,692
                                                                                      (m)         (32,279)
COMPUTER & ADD-ON HARDWARE                                     241,939         55,033                          296,972
                                                      -----------------------------------------------------------------

TOTAL COST OF REVENUE                                        2,012,745        504,996             (26,971)   2,490,770
                                                      -----------------------------------------------------------------

EXPENSES:

MARKETING & SALES                                              704,714         67,471 (l)             265      772,450
GENERAL & ADMINISTRATIVE                                       686,755        447,410 (l)         (45,981)   1,101,294
                                                                                      (n)          13,110
                                                      -----------------------------------------------------------------

TOTAL EXPENSES:                                              1,391,469        514,881             (32,606)   1,873,744
                                                      -----------------------------------------------------------------

EARNINGS (LOSS) FROM OPERATIONS                                 50,700        (37,782)             59,577       72,495
                                                      -----------------------------------------------------------------

Interest Expense                                               (85,771)        (5,384)(o)           5,384      (85,771)

Interest Income                                                 13,783         13,291 (o)         (13,291)      13,783

Other Income/(Expense)                                         190,001                                         190,001
                                                      -----------------------------------------------------------------

Earnings(Loss) Before Taxes on Income                          168,713        (29,875)             51,670      190,508
                                                      -----------------------------------------------------------------

Income Taxes                                                    76,000                                          76,000
                                                      -----------------------------------------------------------------
NET EARNINGS(LOSS)                                         $    92,713      $ (29,875)         $   51,670  $   114,508
                                                      =================================================================

NET INCOME (LOSS) PER SHARE                    Basic       $   0.03109                                     $    0.0263
                                              --------=================================================================
NET INCOME (LOSS) PER SHARE                   Diluted      $   0.03067                                     $    0.0261
                                              --------=================================================================
Basic Weighted Ave Shares                      Basic         2,982,397                (q)       1,370,679    4,353,076
                                              --------=================================================================
Dilutive Weighted Ave Shares                  Diluted        3,023,405                (q)       1,370,679    4,394,084
                                              --------=================================================================

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.  Basis of Pro Forma Presentation

        The unaudited pro forma combined condensed financial statements of ASA have been prepared on the basis of assumptions relating to the allocation of consideration paid to the acquired assets and liabilities of CompuTrac based on management's best preliminary estimates. The actual allocation of the amount of the consideration may differ from that reflected in these unaudited pro forma combined condensed financial statements. Below are tables of the estimated acquisition costs and estimated purchase price allocation for CompuTrac:

          Cash:
            Estimate of cash to be distributed to CT shareholders                      $ 1,420,000

            Working Capital Advance due from RainMaker Software, Inc.                       47,912
                                                                     -------------------------------------------
                                                                                                      1,467,912

          Fair value of ASA common stock issued                                                       1,535,156

          Direct acquisition costs                                                                      200,000
                                                                                                  --------------

                                   Total purchase price                                             $ 3,203,068
                                                                                                  ==============

          Estimated fair value of net tangible assets:

            Cash                                                                      $ 1,436,500
            Receivables-net                                                               400,743
            Other current assets                                                           70,198

            Noncompete Agreement                                          275,000
              less: Effect of prorata allocation of excess of fair
              value of net assets acquired over the purchase price       (137,772)
                                                                       ---------------------------
                                                                                          137,228

            Property and Equipment                                      1,287,500
              less: Effect of prorata allocation of excess of fair
              value of net assets acquired over the purchase price       (645,025)
                                                                       ---------------------------
                                                                                          642,475

            Accrued expenses                                                             (191,121)
            Deferred revenue & customer deposits                                          (30,678)
            Accounts payable                                                               (7,625)
                                                                                  ------------------------------

             Value of net tangible assets                                                             2,457,720

          Estimated fair value of identifiable intangible assets                        1,493,655
             less: Effect of prorata allocation of excess of fair
             value of net assets acquired over the purchase price                        (748,307)
                                                                                  ------------------------------

             Value of net identifiable intangible assets                                                745,348

                                                                                                  --------------
                                                                                                    $ 3,203,068
                                                                                                  ==============

2.  Reclassifications

        CT amounts were reclassified from those originally reported by CT to conform to a reporting presentation similar to ASA

3.  Pro Forma Adjustments

    (a) to reflect the terms of the merger agreement which call for $16,500 in cash related to prepaid annual maintenance obligations to be retained by ASA. Under the terms of the agreement cash amounts in excess of $16,500 are to be paid out as follows:

            - Principal and interest on Note Payable-Related party                          $   428,644

            - Estimated premium for Directors and Officers tail policy                           15,750

            - Estimated closing costs for CT                                                     78,195

            - Payments to S. Margolis ($275,000 for Noncompete Agreement and                    349,000
              $74,000 for other expenses)

            - Estimated other-net of interest income and cash from stock                         (9,940)
              options exercised

            - Estimate of cash to be distributed to CT shareholders                           1,420,000

                                                                                            ------------
                                     Total cash to be paid out                              $ 2,281,649
                                                                                            ============

              CT Cash and Marketable Securities on hand:
                 Cash and cash equivalents                                                  $ 2,050,237
                 Marketable securities                                                          200,000
                 Working capital Advance due from RainMaker Software, Inc.                       47,912
                 Less: Cash retained by ASA for prepaid annual maintenance obligations          (16,500)

                                                                                            ------------
            Total                                                                           $ 2,281,649
                                                                                            ============


     (b) to reflect the payoff of a Note ($417,659) and accrued interest to S. Margolis

     (c) to eliminate the closing costs accrued at the balance sheet date that will be paid from CompuTrac's cash

     (d)  to record CT property and equipment at fair value

     (e)  to write-off CT Split Dollar Life insurance policy

     (f)  to record non-competition agreement

     (g)  to eliminate the equity of CT

     (h) to reflect the 443,440 shares of ASA Common stock subject to repurchase valued at the $1.35 guaranteed price

     (i) to reflect the 927,239 shares of ASA stock issued and not subject to repurchase, valued at the closing price of ASA's stock ($1.01)
          on August 1, 2002

     (j) to record estimated professional fees to attorneys, accountants and advisors

     (k) to allocate the excess of fair value of net assets acquired over cost on a pro rata basis in accordance with SFAS 141 as a reduction of certain assets

     (l) to eliminate CT's depreciation expense for the period and record depreciation expense based on a preliminary purchase price allocation

     (m) to eliminate CT's net software amortization expense for the period and record software amortization based on a preliminary purchase price allocation

     (n)  to record amortization of non-competition agreement

     (o) to eliminate CT's interest income/expense for interest bearing assets and liabilities which are not being transferred to ASA under the terms of the merger agreement

     (p)  to record related income tax provision at a 40% rate

     (q) Basic Weighted Average Shares were calculated by adding the 1,370,679 shares issued to CT shareholders to the number of ASA's basic average shares outstanding

                                       E7